                                  EXHIBIT 10.3



                    CITIZENS BANK DEFERRED COMPENSATION PLAN

















                  HERSHNER, HUNTER, ANDREWS, NEILL & SMITH, LLP
                                   LAW OFFICES
                              180 EAST 11TH AVENUE
                                 P. O. BOX 1475
                              EUGENE, OREGON 97440
                                 (541) 686-8511


                                      clxv

                    CITIZENS BANK DEFERRED COMPENSATION PLAN

PARTY:

      CITIZENS BANK (Employer)

RECITALS:

      A. This Plan is maintained by Employer primarily for the purpose of providing deferred compensation for Employee while Employee is a member of a select group of management or highly compensated employees of Employer.

      B. This Plan is a nonqualified deferred compensation plan. This Plan is not eligible for tax benefits extended to qualified employee benefit plans under Internal Revenue Code Section 401(a). It is the intention of Employer and Employee that this Plan be unfunded for tax purposes and for purposes of Title I of ERISA. This Plan constitutes a mere promise by Employer to make benefit payments in the future. As to such benefits, Employee has the status of a general unsecured creditor of Employer.

      C. This Plan is effective for Compensation earned after 1997.

TERMS OF PLAN:

      1. DEFINITIONS. The following apply for purposes of this Plan:

         a. Plan name: CITIZENS BANK DEFERRED COMPENSATION PLAN.

         b. Plan: The nonqualified deferred compensation plan embodied herein.

         c. Employer: CITIZENS BANK.

         d. Employee: Employee refers separately to each employee or Employer whom Employer designates as eligible to defer Compensation under this Plan.

            (1) Employer may designate as eligible only employees of Employer who are members of a select group of management or highly compensated employees.

            (2) The decisions whether an employee is a member of a select group of management or highly compensated employees and whether to designate the employee as eligible are in the Employer's sole discretion.


                                     clxvi

            (3) Employer may at any time revoke its designation of an Employee as eligible. The revocation will take effect with respect to Compensation earned by Employee after the calendar year in which Employer revokes designation.

            (4) Employer designates WILLIAM V. HUMPHREYS as eligible to defer Compensation under this Plan.

         e. Beneficiary: The person or persons designated as provided in paragraph 4 to receive payment of Employee's Account Balance after Employee's death.

         f. Compensation: Employee's annual base salary, including any bonus.

         g. Account Balance: The amount of Employee's deferred compensation account as determined in paragraph 3.

         h. Financial Hardship: Financial Hardship has the same meaning as in Revenue Procedure 92-65, 1992-2 C.B. 428, and Treasury Regulation Section 1.457-2(h) and means severe financial hardship to Employee resulting from a sudden and unexpected illness or accident of Employee or of a dependent [as defined in Internal Revenue Code Section 153(a)] of Employee, loss of Employee's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of Employee. Examples of what are not considered to be a Financial Hardship include the need to send Employee's child to college or the desire to purchase a home. If Beneficiary claims Financial Hardship, the preceding portions of this paragraph 1.h. shall be applied by substituting "Beneficiary" for "Employee" each place "Employee" appears.

         i. Termination Date: The date of Employee's permanent termination of employment with the Employer.

         j. A select group of management or highly compensated employees: A select group of management and highly compensated employees within the meaning of ERISA Sections 201(2), 301(a)(3), and 401(a)(1).

         k. ERISA: Employee Retirement Income Security Act of 1974.


                                     clxvii

      2. DEFERRAL. Employee may participate in this Plan with respect to Employee's Compensation earned in any calendar year by filing with Employer an income deferral election, on a form provided by Employer and signed by Employee, no later than December 31 immediately before that calendar year. However, Employee may participate in this Plan with respect to Employee's Compensation earned in the calendar year in which the Employee is first designated as eligible to defer Compensation under this Plan, by filing with Employer an income deferral election, on a form provided by Employer and signed by Employee, no later than the 30th day after Employee is first designated as eligible.

         a. COMPENSATION TO WHICH DEFERRAL ELECTION APPLIES. An income deferral election filed by Employee applies to Employee's Compensation earned in the calendar year following the calendar year in which Employee files the election. However, an income deferral election filed by Employee in a month other than December and during the first 30 days after the Employee is first designated as eligible to defer Compensation under this Plan applies to Employee's Compensation earned in those calendar months in the calendar year in which the election is filed that after Employee files the election.

            (1) An income deferral election applies only to Compensation earned during such periods as Employee is a member of a select group of management or highly compensated employees of Employer, as determined in Employer's sole discretion.

            (2) An income deferral election may not be changed after the beginning of any calendar year to which it applies, except as to Compensation earned in a later calendar year, and except as provided in subparagraph 2.a.(3) below.

            (3) Employee may apply to Employer to modify an income deferral election with respect to Compensation not yet earned, by submitting a claim to Employer, showing Financial Hardship.

         b. CONTINUATION OF DEFERRAL ELECTION. An income deferral election that applies to Compensation earned in December of a calendar year also applies to Compensation earned in the following calendar year unless Employee modifies or cancels the election before that following calendar year begins.

      3. ACCOUNT BALANCE. Employer will keep, as Employee's deferred compensation account, a bookkeeping record to which will be credited the amount of Employee's deferrals and the amount of interest thereon, and to which will be debited all amounts paid under paragraph 5 to Employee or Beneficiary.

         a. DATE OF CREDITING. As of the payday for a pay period for which an amount of Employee's Compensation is deferred, Employer will credit that amount to Employee's deferred compensation account.

         b. INTEREST. As of the first day of each calendar quarter Employer will credit to Employee's deferred compensation account interest equal to (1) one-quarter of the clxviii
annual interest rate provided in this subparagraph 3.b. for the quarter in which the credit is made, multiplied by (2) the average daily balance of Employee's deferred compensation account during the prior calendar quarter, but only if Employee's deferred compensation account has a positive balance (not including the interest credit for the quarter) as of the first day of the quarter in which the credit is made. The annual interest rate provided in this subparagraph 3.b. for any calendar quarter is the annual percentage yield Employer offers to pay on six month time certificates of deposit issued by Employer on the first business day of the quarter.

         c. VALUATION. Employer will value Employee's deferred compensation account at least annually, and will provide written notice of the value of the account to Employee following the valuation.

         d. NO FUND. The right of Employee and Beneficiary with respect to amounts deferred under this plan is limited to the contractual right, as a general unsecured creditor of Employer, to receive payment of Employee's Account Balance as provided in paragraph 5. The amounts deferred will be part of the general fund of Employer, and will not be set aside from the claims of creditors of Employer. Employee and Beneficiary have no preference to the amount shown in the deferred compensation account over the general unsecured creditors of Employer. All amounts deferred under this Plan, any property and rights purchased with such amounts, and any income attributable to such amounts, property, or rights will remain (until paid to Employee or Beneficiary) solely the property and rights of Employer and will be subject to the claims of Employer's general creditors.

      4. BENEFICIARY. Employee may designate, a form provided by the Employer, signed by the Employee, and filed with Employer, one or more persons (including Employee's estate or a trust) to whom Employee's Account Balance is to be paid after Employee's death as provided in paragraph 5.

         a. CHANGING BENEFICIARY. Employee may change Employee's designation at any time. The last designation filed with Employer before Employee's death will control.

         b. NO DESIGNATED BENEFICIARY. If at Employee's death there is no signed designation on file or all designated person have died or ceased to exist, then Employee's Beneficiary will be Employee's surviving spouse, or if there is no such spouse, Employee's surviving children in equal shares or, if there is no such spouse or child, Employee's estate.

         c. DISCLAIMER BY BENEFICIARY. If at Employee's death there is no signed designation on file or all designated persons have died or ceased to exist, then Employee's Beneficiary will be Employee's surviving spouse or, if there is no such spouse, Employee's surviving children in equal shares or, if there is no such spouse or child, Employee's estate.



      5. PAYMENT. Employee's Account Balance will be paid after Employee's Termination Date as provided in this paragraph 5.


                                     clxix

         a. SIXTY MONTHLY INSTALLMENTS. Employer will pay the amount of Employee's Account Balance, including interest, in 60 substantially equal monthly installments.

            (1) The installments shall include interest on the unpaid Account Balance from the date the first installment is due, determined as provided in subparagraph 3.b.

            (2) Employer may periodically redetermine the amount of the installments, to account for any difference between the interest rate Employer used to determine the installments and the interest rate Employer currently would use to determine the installments.

         b. WHEN INSTALLMENTS BEGIN. Employer will begin paying monthly installments on the first day of the first calendar year after the Employee's Termination Date, but not later than the first day of the third calendar month beginning after Employee's death.

         c. TO WHOM PAYABLE. Installments paid during Employee's life shall be paid to Employee. Installments paid after Employee's death (even if due during Employee's life) shall be paid to Beneficiary.

         d. MODIFICATION BASED ON FINANCIAL HARDSHIP. Employee or Beneficiary may apply to Employer to modify the above terms of payment by submitting a claim to Employer, showing Financial Hardship.

         e. TAX ON BENEFITS. Benefits paid under this Plan will be ordinary income to Employee or Beneficiary, and will be subject to the tax laws in effect at the time of payment, including the income tax, social security tax, and income tax withholding laws then in effect.

      6. ADMINISTRATION. This plan shall be administered by Employer.

         a. INTERPRETATION. Employer has the authority to interpret this Plan and adopt, alter, and revoke interpretations and requirements necessary or helpful to administer this Plan. The interpretation of this Plan by Employer is final and conclusive.


                                      clxx

         b. MODIFICATION OF DEFERRAL ELECTION OR TERMS OF PAYMENT BASED ON FINANCIAL HARDSHIP. Employer shall determine whether to grant any claim by Employee or Beneficiary requesting Employer to modify Employee's income deferral election or terms of payment under paragraph 5 based on Financial Hardship. A modification will be granted only if Financial Hardship will result if not granted and only to the extent required to alleviate the Financial Hardship. An income deferral election or terms of payment will not be modified to the extent of the Financial Hardship is or may be relieved (1) through reimbursement or compensation by insurance or otherwise, (2) by liquidation of Employee's or Beneficiary's assets, to the extent the liquidation would not itself cause Financial Hardship, or (3) in the case of modification of terms of payment, by cessation of deferrals under this Plan. Employer may rely on Employee's and Beneficiary's representations regarding the existence of conditions constituting Financial Hardship.

         c. CLAIMS PROCEDURE. Upon the request of Employee or Beneficiary, or upon Employer's own action, Employer will provide a claim form to Employee or Beneficiary, to be used to claim benefits under this Plan or to request Employer to modify an income deferral election or terms of payment under paragraph 5 based on Financial Hardship. The claim form must be completed and returned to Employer no later than 30 days after it is received by Employee or Beneficiary. Employer will review the completed form and determine if payment is appropriate.

            (1) If Employer decides to allow the claim, it will so inform Employee or Beneficiary in writing.

            (2) If Employer determines that the claim should not be allowed in whole or in part, it will so inform Employee or Beneficiary by written notice within 30 days after the claim is received. The notice will state the specific reasons for denial, including references to pertinent provisions of this Plan to support the decision, describe any additional material or information necessary to perfect the claim, and explain the review procedure.

            (3) Employee or Beneficiary may request a review of Employer's decision by making a written request for review no later than 60 days after the notice of denial is received. Any such request for review shall state reasons for believing Employer's decision is erroneous, and may provide additional documentation in support of the claim.

            (4) Employer will review the contents regarding the denial of the claim and will, within 60 days after it receives the request for review, respond to the request. However, if Employer determines, in its sole discretion, that special circumstances warrant holding a hearing, one will promptly be held and a decision will be rendered within 120 days after Employer receives the request for review.


                                     clxxi

            (5) Any decision on review will be in writing, will state the specific reasons for the decision, and will make specific reference to the Plan provisions upon which it is based.

      7. MISCELLANEOUS.

         a. PAYMENTS TO PERSONS UNDER DISABILITY. If Employee's Account Balance is to be paid to any person with a legal disability, Employer is authorized to pay Employee's Account Balance to the guardian or conservator for such payee or to any other person for the benefit of such payee without responsibility of Employer to see to the application of such payment. Payments made pursuant to this paragraph 7.a. operate as a complete discharge of Employer for liability under this Plan.

         b. NONASSIGNMENT. Employee's and Beneficiary's rights to benefit payments under this Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of Employee or Beneficiary, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or garnish Employee's or Beneficiary's benefits under this Plan shall be void. No amount deferred, or benefit under this Plan, will in any manner be liable for or subject to the debts, contracts, liabilities, or torts of Employee or Beneficiary.

         c. AMENDMENT OR TERMINATION. Employer may amend or terminate this Plan at any time. No such amendment or termination shall affect the rights of Employee or Beneficiary with respect to Employee's Account Balance at the time of such amendment or termination. Employer will notify Employee in writing of any Plan amendment or termination.

         d. EMPLOYMENT STATUS. Neither this Plan nor the establishment of a deferred compensation account under this Plan confers upon Employee any right to continued employment with the Employer.

         e. NOTICE. Unless otherwise specifically provided herein, any notices required or permitted to be given under this Plan or by law must be in writing and may be given by personal delivery, first-class mail, or certified mail return receipt requested, directed to Employer, Employee, or Beneficiary at the addresses shown on the Plan records, or such other address as Employer, Employee, or Beneficiary designates in writing prior to the time of giving such notice. Unless otherwise provided herein, any notice given will be effective when actually received or, if given by mail, then seventy-two (72) hours after the deposit of such notice in the United States mail with postage prepaid.

         f. TAX CONSEQUENCES. Employer does not guarantee that any particular federal, state, or local income, payroll, personal property, estate, gift, or other tax consequence will result for the benefit of Employee or Beneficiary. Employee should consult with Employee's tax advisor to determine the tax consequences of participation in this Plan.

         g. GOVERNING LAW. This Plan shall be governed by the laws of the State of Oregon.


                                     clxxii

         h. PARTIAL INVALIDITY. If any provision of this Plan is held to be invalid or unenforceable, all other provisions will nevertheless continue in full force and effect.

         i. TABLE OF CONTENTS AND CAPTIONS. The Table of Contents and captions are inserted only for convenience and have no substantive effect.

      DATED: December ____, 1997

CITIZENS BANK



By: _______________________________
       Gene N. Thompson
       Chairman of the Board


                                    clxxiii

                                  EXHIBIT 10.3


                            INCOME DEFERRAL ELECTION

                    CITIZENS BANK DEFERRED COMPENSATION PLAN



      I understand that I may make an income deferral election under the Citizens Bank Deferred Compensation Plan (the Plan) for my Compensation earned in the calendar year starting next January 1 (the Next Year) if I file this election with Citizens Bank on or before December 31 of this year.

      I elect to defer, under the terms of the Plan, the following amounts or percentages of my Compensation earned in the Next Year:

      1. From my annual base compensation:

         $_______ per pay period or _______% per pay period (fill in only one blank)

      2. From any cash bonuses paid for my services in the Next Year, even if paid after the Next Year:

         The first $______ of my bonuses or _____% of each bonus payment to me (fill in only one blank.)

      I understand that this income deferral election will continue to apply to Compensation earned by me in each calendar year after the Next Year unless I modify or cancel this election before that Next Year begins.

      I understand that Citizens Bank will withhold from my salary and bonuses my share of Social Security tax on my Compensation deferred under the Plan.

      I cancel any prior income deferral election made my be under the Plan.

Date: ___________________     ____________________________________
                              William V. Humphreys


                                     clxxiv

                           DESIGNATION OF BENEFICIARY

                    CITIZENS BANK DEFERRED COMPENSATION PLAN

      I designate the following persons to receive payment of my Account Balance after my death as provided in the Citizens Bank Deferred Compensation Plan.

      Pay my entire Account Balance to the following person who survive me or are in existence at my death, in proportion to the percent stated below for each:

Name        Relationship to Me      Address                   Percent
-------------------------------------------------------------------------







      If none of the above persons survives me or is in existence at my death, pay my entire Account Balance to the following persons who survive me or are in existence at my death, in proportion to the percent stated below for each:

Name        Relationship to Me      Address                   Percent
-------------------------------------------------------------------------







      If none of the above persons survives me or is in existence at my death, pay my entire Account Balance to my surviving spouse or, if I do have a surviving spouse, to my children who survive me in equal shares or, if I do not have a surviving spouse or a surviving child, to my estate.

      Citizens Bank may allow any beneficiary who survives me to designate a person or persons to receive any portion of the beneficiary's share of my Account Balance that is unpaid at the beneficiary's death. If the beneficiary does not designate such a person, any portion of the beneficiary's share of my Account Balance that is unpaid at the beneficiary's death shall be paid to the beneficiary's estate. All such payments shall be made at the times provided in the Citizens Bank Deferred Compensation Plan.

      Apply the Uniform Disclaimer of Transfers under Nontestamentary Instruments Act, Oregon Revised Statutes 105.625 to 105.640, to determine whether a person survives me.



Date: ______________________        ____________________________________
                                    William V. Humphreys


                                     clxxv

                     29 CFR SECTION 2520.104-23(b) STATEMENT

Top Hat Plan Exemption
Pension and Welfare Benefits Administration
Room N-5644
U. S. Department of Labor
200 Constitution Avenue N. W.
Washington, D. C. 20210

Pursuant to 29 CFR Section 2520.104-23(b), the following statement is made:

The name and address of the           Citizens Bank
Employer:                             275 S. W. Third Street
                                      P. O. Box 30
                                      Corvallis, Oregon 97339

The employer identification number    93-0462799
Assigned by the Internal Revenue
Service:

Declaration:                          Citizens Bank, the employer, maintains a
                                      plan or plans primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees

The number of such plans:             There are three such plans:

                                      Citizen's Bank Deferred Compensation Plan

                                      Deferred compensation plan for Ray L.
                                      Stephenson

                                      Deferred compensation plan for __________

The number of employees in each:      There is one employee in each of the
                                      plans. In the future there may be
                                      additional employees in the Citizen's Bank
                                      Deferred Compensation Plan

DATED:  December ____, 1997

CITIZENS BANK


By: _______________________________
    Bobbie Carter
    Vice President/Human Resources


                                     clxxvi